Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Technest Holdings, Inc. (the “Company”) for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company do hereby certify, to their best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Tarini

/s/ Gino M. Pereira

Robert Tarini

Gino M. Pereira

Chief Executive Officer

Chief Financial Officer

Date: February 21, 2006

Date: February 21, 2006